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                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                               FICO LESS THAN 550

TABLE OF CONTENTS

1. Purpose
----------
2. Range of Combined Original LTV Ratios (%)
--------------------------------------------
3. Documentation Level
----------------------
4. Geographic Distribution by State
-----------------------------------

1.   PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
PURPOSE                                      LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Purchase                                      43        4,987,717     6.82       9.014        357      81.53        528
-------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                         47        7,579,433    10.36       8.640        356      78.44        525
-------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          427       60,585,386    82.82       8.781        354      73.07        526
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       517       73,152,535   100.00       8.782        355      74.20        526
-------------------------------------------------------------------------------------------------------------------------

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                                       ---

2.   RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)    LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                                  1           61,941     0.08       9.650        358      23.85        542
-------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                  2          215,122     0.29       7.359        357      31.65        543
-------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                  5          848,430     1.16       8.427        356      37.43        529
-------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                  9          934,880     1.28       9.335        358      43.52        520
-------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                 11        1,577,575     2.16       8.561        357      48.45        526
-------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                 15        1,451,920     1.98       8.438        348      53.26        526
-------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 23        3,378,141     4.62       9.095        351      58.68        520
-------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                 45        6,425,960     8.78       8.904        357      63.31        522
-------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                 67        9,207,755    12.59       8.777        357      69.43        526
-------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                 97       14,186,144    19.39       8.721        352      74.17        524
-------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                122       17,360,015    23.73       8.788        356      79.66        526
-------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                 90       11,763,029    16.08       8.948        356      84.85        530
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                 28        5,113,266     6.99       8.395        349      89.50        530
-------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                  2          628,357     0.86       8.571        356      92.94        544
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       517       73,152,535   100.00       8.782        355      74.20        526
-------------------------------------------------------------------------------------------------------------------------

Minimum: 23.85
Maximum: 95.00
Weighted Average: 74.20

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                                       ---

3.   DOCUMENTATION LEVEL

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
DOCUMENTATION LEVEL                          LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Full Documentation                           396       54,109,856    73.97       8.788        354      75.76        525
-------------------------------------------------------------------------------------------------------------------------
Stated Documentation                         115       17,561,971    24.01       8.847        356      68.68        527
-------------------------------------------------------------------------------------------------------------------------
Limited                                        5        1,390,426     1.90       7.787        356      82.90        537
-------------------------------------------------------------------------------------------------------------------------
No Ratio                                       1           90,281     0.12       8.125        358      80.00        525
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       517       73,152,535   100.00       8.782        355      74.20        526
-------------------------------------------------------------------------------------------------------------------------

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4.   GEOGRAPHIC DISTRIBUTION BY STATE

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
GEOGRAPHIC                                    OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
DISTRIBUTION                               MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
BY STATE                                     LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Alabama                                       11        1,085,787     1.48       9.821        356      79.80        520
-------------------------------------------------------------------------------------------------------------------------
Arizona                                        9          924,821     1.26       9.340        357      72.35        529
-------------------------------------------------------------------------------------------------------------------------
Arkansas                                       4          354,125     0.48      10.461        357      80.53        533
-------------------------------------------------------------------------------------------------------------------------
California                                   114       25,290,330    34.57       8.135        356      71.42        526
-------------------------------------------------------------------------------------------------------------------------
Colorado                                       5        1,071,460     1.46       7.484        356      85.11        528
-------------------------------------------------------------------------------------------------------------------------
Connecticut                                    8          906,927     1.24       8.966        357      60.68        532
-------------------------------------------------------------------------------------------------------------------------
Delaware                                       2          302,934     0.41       8.299        283      77.44        526
-------------------------------------------------------------------------------------------------------------------------
District of Columbia                           1          249,511     0.34       8.175        357      35.46        534
-------------------------------------------------------------------------------------------------------------------------
Florida                                       68        7,737,594    10.58       8.792        351      77.49        524
-------------------------------------------------------------------------------------------------------------------------
Georgia                                       18        1,582,502     2.16      10.563        350      76.36        528
-------------------------------------------------------------------------------------------------------------------------
Hawaii                                         1          287,799     0.39       6.990        355      85.00        511
-------------------------------------------------------------------------------------------------------------------------
Idaho                                          2          220,790     0.30       9.254        358      74.02        525
-------------------------------------------------------------------------------------------------------------------------
Illinois                                      15        2,032,461     2.78       8.502        356      76.14        528
-------------------------------------------------------------------------------------------------------------------------
Indiana                                        4          493,887     0.68       8.447        356      77.16        537
-------------------------------------------------------------------------------------------------------------------------
Iowa                                           4          269,341     0.37      10.725        357      73.28        518
-------------------------------------------------------------------------------------------------------------------------
Kansas                                         3          140,163     0.19      10.461        358      78.31        529
-------------------------------------------------------------------------------------------------------------------------
Kentucky                                       6          833,548     1.14       8.402        357      79.15        522
-------------------------------------------------------------------------------------------------------------------------
Louisiana                                     16          972,920     1.33      10.362        341      77.20        525
-------------------------------------------------------------------------------------------------------------------------
Maine                                          2          116,999     0.16      11.831        357      56.49        534
-------------------------------------------------------------------------------------------------------------------------
Maryland                                      22        3,783,471     5.17       8.757        357      73.79        526
-------------------------------------------------------------------------------------------------------------------------
Massachusetts                                  8        1,473,652     2.01       9.448        357      60.87        524
-------------------------------------------------------------------------------------------------------------------------
Michigan                                      19        1,587,270     2.17       9.467        357      74.36        523
-------------------------------------------------------------------------------------------------------------------------
Minnesota                                     11        1,806,140     2.47       8.620        357      76.80        536
-------------------------------------------------------------------------------------------------------------------------
Mississippi                                   11          649,114     0.89      10.156        357      74.23        527
-------------------------------------------------------------------------------------------------------------------------
Missouri                                      12        1,242,071     1.70       9.376        357      72.07        522
-------------------------------------------------------------------------------------------------------------------------
Montana                                        2          211,464     0.29      10.326        357      78.70        526
-------------------------------------------------------------------------------------------------------------------------
Nebraska                                       2          133,454     0.18      10.013        358      78.41        523
-------------------------------------------------------------------------------------------------------------------------
Nevada                                        13        2,501,422     3.42       8.860        357      70.91        527
-------------------------------------------------------------------------------------------------------------------------
New Hampshire                                  3          326,271     0.45       9.091        357      68.25        537
-------------------------------------------------------------------------------------------------------------------------
New Jersey                                     1          355,270     0.49       7.940        357      80.00        518
-------------------------------------------------------------------------------------------------------------------------
New Mexico                                     1           71,901     0.10       7.900        358      80.00        534
-------------------------------------------------------------------------------------------------------------------------
New York                                      17        2,821,767     3.86       9.391        350      74.68        518
-------------------------------------------------------------------------------------------------------------------------
North Carolina                                 6          440,262     0.60      10.167        350      79.45        532
-------------------------------------------------------------------------------------------------------------------------
North Dakota                                   1           57,724     0.08      10.100        357      85.00        530
-------------------------------------------------------------------------------------------------------------------------
Ohio                                          16        1,391,501     1.90       9.558        349      81.77        528
-------------------------------------------------------------------------------------------------------------------------
Oklahoma                                       6          320,941     0.44      10.115        358      69.29        523
-------------------------------------------------------------------------------------------------------------------------
Oregon                                         5          812,703     1.11       9.158        358      81.48        529
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                  13        1,277,308     1.75       9.741        351      77.63        527
-------------------------------------------------------------------------------------------------------------------------
Rhode Island                                   2          388,283     0.53       7.568        358      73.36        512
-------------------------------------------------------------------------------------------------------------------------
Tennessee                                      5          377,458     0.52       9.751        357      80.36        526
-------------------------------------------------------------------------------------------------------------------------
Texas                                         14        1,526,056     2.09       8.854        356      80.05        528
-------------------------------------------------------------------------------------------------------------------------
Vermont                                        2          285,762     0.39       8.976        356      71.32        526
-------------------------------------------------------------------------------------------------------------------------
Virginia                                      22        2,866,651     3.92       9.452        351      78.31        527
-------------------------------------------------------------------------------------------------------------------------
Washington                                     3          804,518     1.10       8.659        357      82.65        541
-------------------------------------------------------------------------------------------------------------------------
West Virginia                                  4          424,269     0.58      10.260        358      78.40        533
-------------------------------------------------------------------------------------------------------------------------
Wisconsin                                      3          341,937     0.47       8.422        358      78.67        521
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       517       73,152,535   100.00       8.782        355      74.20        526
-------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 46

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